Exhibit 10.2.2

JOINDER

Joinder No. 1 (this “Joinder”), dated as of December 13, 2013, to the Security Agreement, dated as of June 18, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“US Bank”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, reference is made to the indenture dated as of the date hereof (as amended, amended and restated, extended, renewed, refinanced, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, the Guarantors (as defined therein), the Trustee and the Collateral Agent, pursuant to which the Issuer has issued 9.25% Senior Secured Notes due 2020 (together with any Exchange Notes and Additional Notes, the “Notes”). The Indenture requires that the Issuer and the Guarantors enter into the Security Agreement; and

WHEREAS, pursuant to Section 4.17 of the Indenture and Section 25 of the Security Agreement, certain Subsidiaries of the Secured Parties, must execute and deliver certain Notes Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of the Collateral Agent, for the benefit of the Secured Parties; and

WHEREAS, each New Grantor (a) is a Subsidiary of the Issuer and, as such, will benefit from the Indenture and (b) by becoming a Guarantor will benefit from certain rights granted to the Guarantors pursuant to the terms of the Notes Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 25 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, collaterally assign, and pledge to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Trademarks”, Schedule 6,

“Pledged Companies”, Schedule 6(k), “Controlled Accounts”, Schedule 7, “Owned Real Property”, Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 9, “Vehicles” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 6(k), Schedule 7, Schedule 8, and Schedule 9, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference. Each New Grantor authorizes the Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction in connection with the Notes Documents.

2.             Each New Grantor represents and warrants to Collateral Agent and the Secured Parties that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Joinder is a Notes Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

4.             The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5.             THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS JOINDER. The parties to this Joinder each hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Joinder, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION

OR PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	AXIS LOGISTIC SERVICES, INC.

	By:	/s/ Michael S. Testman
	Name:	Michael S. Testman
	Title:	CFO

JACK COOPER CT SERVICES, INC.

	By:	/s/ Michael S. Testman
	Name:	Michael S. Testman
	Title:	Chief Financial Officer

JACK COOPER RAIL AND SHUTTLE, INC.

	By:	/s/ Michael S. Testman
	Name:	Michael S. Testman
	Title:	Chief Financial Officer

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION,
a national banking association

	By:	/s/ Raymond S. Haverstock
	Name:	Raymond S. Haverstock
	Title:	Vice President

Joinder to Security Agreement (Indenture)

The Supplemental Schedules (the “Supplemental Schedules”) identified hereinafter and in the Security Agreement shall be subject to the following terms and conditions:

1.             Unless the context otherwise requires, any terms used in these Supplemental Schedules but not defined herein shall have the meanings ascribed thereto in the Security Agreement.

2.             References to specific sections or subsections of the Security Agreement or these Supplemental Schedules are not meant and should not be construed as limiting the noted disclosure to that particular section or subsection. Any disclosure made in these Supplemental Schedules is deemed disclosed for purposes of all relevant sections or subsections of the Security Agreement.

3.             No disclosure of any matter contained herein shall create an implication that such matter meets any standard of materiality or an admission as to any facts underlying a representation or warranty. Matters reflected in a Supplemental Schedule are not necessarily limited to matters required by the Security Agreement to be reflected in these Supplemental Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature, nor shall the inclusion of any item be construed as implying that any such item is “material” for any purpose.

4.             Any disclosures that refer to a document are qualified in their entirety by reference to the text of such document.

SCHEDULE 1

COMMERCIAL TORT CLAIMS

[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

None.

SCHEDULE 2

COPYRIGHTS

None.

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

None.

SCHEDULE 4

PATENTS

None.

SCHEDULE 5

TRADEMARKS

None

SCHEDULE 6

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.
None.

SCHEDULE 6(k)

CONTROLLED ACCOUNT BANKS

DEPOSIT ACCOUNTS

AXIS LOGISTIC SERVICES, INC.

Co.	Bank Name	Bank Acct Number	Account Use
None.

JACK COOPER CT SERVICES, INC.

Co.	Bank Name	Bank Acct Number	Account Use
None.

JACK COOPER RAIL AND SHUTTLE, INC.

Co.	Bank Name	Bank Acct Number	Account Use
None.

SCHEDULE 7

OWNED REAL PROPERTY

None.

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

AXIS LOGISTIC SERVICES, INC.	Delaware
JACK COOPER RAIL AND SHUTTLE, INC.	Delaware
JACK COOPER CT SERVICES, INC.	Delaware

SCHEDULE 9

VEHICLES

None.